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                                                                    EXHIBIT 23.2

      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR TENNECO PACKAGING INC.

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated July 2, 1999, included in Tenneco Packaging Inc.'s Form 10, as amended, and to all references to our Firm included in this Registration Statement.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
November 3, 1999

           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR TENNECO INC.
                                  THRIFT PLAN

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 15, 1999, included in the Annual Report of the Tenneco Inc. Thrift Plan on Form 11-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
November 3, 1999

           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR TENNECO INC.
                        THRIFT PLAN FOR HOURLY EMPLOYEES

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 15, 1999, included in the Annual Report of the Tenneco Inc. Thrift Plan for Hourly Employees on Form 11-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
November 3, 1999